UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

STRAIGHT PATH COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36015	46-2457757
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5300 Hickory Park Drive, Suite 218

Glen Allen, Virginia, 23059

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (804) 433-1522

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 3, 2017, Straight Path Communications Inc. (“Straight Path” or the “Company”) issued a press release disclosing that the Straight Path board of directors had determined that a revised offer from a multi-national telecommunications company to acquire 100% of the issued and outstanding shares of Straight Path for $135.96 per share, which will be paid in stock, constitutes a “Superior Proposal” as defined in Straight Path’s previously announced definitive agreement and plan of merger with AT&T Inc. and Switchback Merger Sub Inc., dated as of April 9, 2017 (the “AT&T Merger Agreement”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Straight Path plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the proposed transaction. THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT AT&T, STRAIGHT PATH, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus and the other documents filed with the SEC by Straight Path through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus by phone, e-mail or written request by contacting the investor relations department of Straight Path at the following:

Straight Path Communications Inc.
Address:	5300 Hickory Park Dr. Suite 218
Glen Allen, VA 23059
Attention: Investor Relations
Phone:	804-433-1523
E-mail:	yonatan.cantor@straightpath.com

PARTICIPANTS IN THE SOLICITATION

Straight Path and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the AT&T Merger Agreement. Information regarding Straight Path’s directors and executive officers is contained in Straight Path’s Form 10-K for the year ended July 31, 2016 and its proxy statement dated November 22, 2016, which are filed with the SEC. A more complete description will be available in the Proxy Statement/Prospectus.

SAFE HARBOR

In this communication, all statements that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors, including, but not limited to, those described in our Annual Report on Form 10-K for the fiscal year ended July 31, 2016 and our other periodic filings with the SEC (under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations"). We are under no obligation, and expressly disclaim any obligation, to update the forward-looking statements in this press release, whether as a result of new information, future events or otherwise.

NO OFFER OR SOLICITATION

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued by Straight Path Communications Inc. on May 3, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

Dated: May 3, 2017	By:	/s/ Jonathan Rand
Name: Jonathan Rand
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Straight Path Communications Inc. on May 3, 2017

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